Exhibit 10.4

AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (“Agreement”) dated as of August 26, 2014, (“Amendment No. 1 Effective Date”) is by and among Beckman Production Services, Inc., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as issuing lender (in such capacity, the “Issuing Lender”) and as swingline lender (in such capacity, the “Swingline Lender”).

RECITALS

A. The Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of May 2, 2014 (the “Credit Agreement”).

B. The Borrower has requested that (i) the Lenders increase their respective Commitments (as defined in the Credit Agreement) pursuant to Section 2.16 of the Credit Agreement to provide the Borrower with additional liquidity in anticipation of its acquisition of all of the Equity Interests of BLSCO Newco, Inc. and Big Lake Services, LLC (collectively, the “Target Companies” and individually a “Target Company”; and such acquisition, the “Big Lake Acquisition”), and (ii) the Lenders amend the Credit Agreement, in each case, as provided herein and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation”. Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such Section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3. Increase in Commitments. Each of the Lenders hereby agrees and acknowledges that its Commitment is hereby increased to the amount set forth next to its name under the caption “Commitments” on Schedule II attached hereto.

Section 4. Amendment to Credit Agreement.

(a) The cover page to the Credit Agreement is hereby amended by replacing the reference to “$170,000,000” contained therein with “$190,000,000”.

(b) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by replacing the defined terms “Commitment” and “Fee Letter” in their entirety with the following:

“Commitment” means, for each Lender, the obligation of each Lender to advance to the Borrower the amount set forth opposite such Lender’s name on Schedule II as its Commitment, or if such Lender has entered into any Assignment and Assumption or is an Increasing Lender or an Additional Lender, set forth for such Lender as its Commitment in the Register, as such amount may be reduced pursuant to Section 2.1(b)(i); provided that, on the Maturity Date, the Commitment for each Lender shall be zero. The aggregate Commitments on the Amendment No. 1 Effective Date is $190,000,000.

“Fee Letter” means, collectively, (i) that certain engagement letter dated as of April 7, 2014, among the Borrower and the Joint Lead Arrangers, (ii) that certain fee letter dated as of April 7, 2014 between the Borrower and Wells Fargo and (iii) that certain fee letter dated as of August 14, 2014 between the Borrower and Wells Fargo Securities, LLC.

(c) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby further amended by adding the following new defined term to appear in alphabetical order therein:

“Amendment No. 1 Effective Date” means August 26, 2014.

(d) Section 2.16 (Increase in Commitments) of the Credit Agreement is hereby amended by replacing the lead in phrase “At any time prior to the Business Day immediately preceding the Maturity Date…” with the phrase “At any time after the Amendment No. 1 Effective Date but prior to the Business Day immediately preceding the Maturity Date….”

(e) Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule II attached hereto.

Section 5. Representations and Warranties. Each Credit Party hereby represents and warrants that:

(a) after giving effect hereto, the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Amendment No. 1 Effective Date, except that any representation and warranty which by its terms is made as of a specified date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date;

(b) after giving effect hereto, no Default or Event of Default has occurred and is continuing;

(c) the execution, delivery and performance of this Agreement are within the corporate or limited liability company power and authority of such Credit Party and have been duly authorized by appropriate corporate or limited liability company action and proceedings;

(d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

(e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and

(f) Liens under the Credit Documents are valid and subsisting and secure the Credit Parties’ obligations under such Credit Documents.

Section 6. Conditions to Effectiveness. This Agreement shall become effective on the Amendment No. 1 Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a) The Administrative Agent shall have received:

(i) (A) this Agreement executed by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders and (B) if requested by a Lender, a new Revolving Note executed by a duly authorized officer of the Borrower reflecting the revised Commitment of such Lender set forth on Schedule II attached hereto;

(ii) a secretary’s certificate from the Borrower and each Guarantor certifying (A) updated incumbencies of authorized officers, (B) in the case of the Borrower, previously adopted resolutions authorizing this Agreement and the increase in the Commitments and (C) either updated organizational documents or a certification that the organizational documents delivered on the original closing date of the Credit Agreement, or prior to the date hereof in connection with previous supplements to the Security Agreement and the Guaranty, have not been amended and are in full force and effect;

(iii) a certificate of an authorized officer of the Borrower (A) certifying that, both before and after giving effect to the increase in the Commitments effected hereby, no Default has occurred and is continuing, (B) certifying that, after giving effect to this Agreement, all representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), unless such representation or warranty relates to an earlier date which remains true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) and (C) notwithstanding the provisions set forth in Section 2.16(b)(iii)(C) of the Credit Agreement to the contrary, calculating solely the pro forma compliance with the covenant in Section 6.16 of the Credit Agreement, using (1) EBITDA for the twelve month period ended June 30, 2014, and (2) Funded Debt as of the Amendment No. 1 Effective Date after giving effect to the increase in the Commitments effected hereby;

(iv) certificates of good standing and existence for each Credit Party, in each state in which each such Person is organized, which certificate shall be dated a date not sooner than 30 days prior to Amendment No. 1 Effective Date; and

(v) legal opinions of outside counsel to the Borrower in form and substance reasonably acceptable to the Administrative Agent.

(b) The Borrower shall have paid (i) all fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment at least one Business Day prior to the Amendment No. 1 Effective Date, and (ii) the fees as agreed to between the Borrower and Wells Fargo Securities, LLC under that certain Fee Letter dated August 14, 2014.

(c) No action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority shall be threatened or pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered in connection with this Agreement, any other Credit Document, or the Big Lake Acquisition.

(d) The Administrative Agent shall have received or been given access to (i) audited financial statements of the Target Companies for the fiscal years ended December 31, 2012 and December 31, 2013, (ii) unaudited financial statements of the Target Companies for each month of 2014 through June 30, 2014, and (iii) projections prepared by management of balance sheets, income statements and cashflow statements of the Borrower and its Subsidiaries, after giving pro forma effect to the Acquisition, which shall be monthly for the first year after the Amendment No. 1 Effective Date and annually thereafter through December 31, 2018.

Section 7. Acknowledgments and Agreements.

(a) Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment with respect thereto.

(b) The Borrower, each Guarantor, the Administrative Agent, the Issuing Lender, the Swingline Lender and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guaranty, and the other Credit Documents, are not impaired in any respect by this Agreement.

(c) Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, the Swingline Lender or any Lender to collect the full amounts owing to them under the Credit Documents.

(d) From and after the Amendment No. 1 Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents, as amended by this Agreement.

(e) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

Section 8. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or by electronic mail (including via any “.pdf” or other similar electronic means) and all such signatures shall be effective as originals.

Section 10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 12. Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 13. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

BECKMAN PRODUCTION SERVICES, INC.

By:	/s/ Ryan Liles
Name: Ryan Liles
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Beckman Production Services, Inc.)

GUARANTORS:

REDZONE HOLDCO, LLC

By:	/s/ Ryan Liles
Name: Ryan Liles
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

BECKMAN PRODUCTION SERVICES, INC.

By:	/s/ Ryan Liles
Name: Ryan Liles
Title: Vice President

NORTHERN PRODUCTION COMPANY, LLC

By:	/s/ Ryan Liles
Name: Ryan Liles
Title: Vice President

R&S WELL SERVICE, INC.

By:	/s/ Ryan Liles
Name: Ryan Liles
Title: Vice President

SJL WELL SERVICE, LLC

By:	/s/ Ryan Liles
Name: Ryan Liles
Title: Vice President

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Beckman Production Services, Inc.)

J & R WELL SERVICE, LLC

By:	/s/ Ryan Liles
Name: Ryan Liles
Title: Vice President

FIRST CALL WELL SERVICE, LLC

By:	/s/ Ryan Liles
Name: Ryan Liles
Title: Vice President

REDZONE COIL TUBING, LLC

By:	/s/ Ryan Liles
Name: Ryan Liles
Title: Vice President

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Beckman Production Services, Inc.)

ADMINISTRATIVE AGENT/LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender and a Lender

By:	/s/ Philip C. Lauinger III
Name: Philip C. Lauinger
Title: Managing Director

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Beckman Production Services, Inc.)

AMEGY BANK NATIONAL ASSOCIATION, as an Issuing Lender and a Lender

By:	/s/ Blake Stoehr
Name: Blake Stoehr
Title: Senior Vice President

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Beckman Production Services, Inc.)

COMERICA BANK, as a Lender

By:	/s/ Evan Elsea
Name: Evan Elsea
Title: Relationship Manager

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Beckman Production Services, Inc.)

HSBC BANK USA, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Wadie Habiby
Name: Wadie Habiby
Title: VP, Corporate Banking

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Beckman Production Services, Inc.)

REGIONS BANK,
as a Lender

By:	/s/ Stephen J. McGreedy
Name: Stephen J. McGreedy
Title: Managing Director

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Beckman Production Services, Inc.)

SCHEDULE II

Commitments, Contact Information

ADMINISTRATIVE AGENT/ISSUING LENDER/SWINGLINE LENDER
Wells Fargo Bank, National Association	Address: 1000 Louisiana Street 9th Floor Houston, Texas 77002 Attn: Philip C. Lauinger III Telephone: (713) 319-1313 Facsimile: (713) 739-1087 E-mail: lauingpc@wellsfargo.com

CREDIT PARTIES

Borrower/Guarantors	Address: Beckman Production Services, Inc. 3786 Beebe Road, P.O. Box 670 Kalkaska, Michigan 49646 Attn: Ryan Liles Fax: (231) 258-4581

Lender	Commitment
Wells Fargo Bank, National Association	$64,264,705.88
Amegy Bank National Association	$41,911,764.71
Comerica Bank	$27,941,176.47
Regions Bank	$27,941,176.47
HSBC Bank USA, National Association	$27,941,176.47

Total:	$190,000,000.00